Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Operating Lease Payments for Leases
Future minimum operating lease payments for leases with remaining terms greater than one year for each of the years in the five years ending December 31, 2022, and thereafter, in the aggregate, are as follows (in millions):

2018	$87
2019	79
2020	62
2021	46
2022	28
Thereafter	42
Total	$344